UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Steven I. Koszalka

The American Funds Income Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund® Annual report for the year ended August 31, 2017

Seeking
stability in
uncertain
markets

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–4.11%	0.35%	3.00%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.65% for Class A shares as of the prospectus dated November 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.17%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.09%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

The market
offered little
compensation for
taking long-term
interest rate risk.

Contents

1	Letter to investors
4	The value of a long-term perspective
5	Summary investment portfolio
9	Financial statements
30	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2017, U.S. Government Securities Fund produced a total return of 0.86%. By comparison, the unmanaged Bloomberg Barclay’s U.S. Government/Mortgage-Backed Securities Index fell 0.16%. The Lipper General U.S. Government Funds Average declined 0.9%.

The fund’s positive result relative to its benchmarks was primarily due to the positioning we outlined in last year’s annual report, when we noted that there was “not enough of a risk premium in longer term bonds to compensate for the interest rate risk.” Specifically, our short-duration position and overweighting in Treasury Inflation Protected Securities (TIPS) before the U.S. presidential election somewhat cushioned the fund from the post-election U.S. Treasury selloff. Subsequent TIPS profit-taking and added duration in the selloff further enhanced the fund’s relative position.

Income is an important element of the fund’s return. The fund paid monthly dividends totaling about 15 cents a share for the fiscal year. This resulted in an income return of 1.10% for investors who reinvested dividends. In addition, a capital gains distribution of 17 cents a share was distributed on December 30, 2016.

Bond market overview

This reporting period ended much as it began, with a flattened yield curve and a market that was willing to take long-term interest rate risk for little to no compensation. Last year the election

Results at a glance

For periods ended August 31, 2017, with dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/17/85)

U.S. Government Securities Fund (Class A shares)	0.86%	1.27%	3.52%	5.65%
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index*	–0.16	1.66	3.98	6.50
Lipper General U.S. Government Funds Average†	–0.90	0.95	3.35	5.51

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

U.S. Government Securities Fund	1

shook that earlier complacent position and sent Treasuries tumbling.

The selloff revived higher long-term rates, but they resumed a downward trend early in 2017 as expectations for increased inflation and growth faded.

The Treasury yield curve: a market that expects stability

The Federal Reserve (Fed) has continued its gradual tightening from near-zero short-term rates. Meanwhile, market participants — led once again by global central banks — have continued to buy long-term government securities, based on and reinforcing the view that rates globally will remain low for the foreseeable future. The result, as shown in the chart below, is a flattening yield curve, where long-term rates approach those of short-term rates. We believe the market is taking too benign a view of the outlook, and that the yield curve is too flat.

The term premium: once again in the danger zone

Is the sanguine long-term view of market participants correct? One way we look at this question is by examining the term premium, which measures the extra yield required by investors to compensate them for duration risk (holding longer, instead of shorter, maturity bonds).

Just as was the case a year ago, the term premium (see chart on page 3) is currently in negative territory. This means investors do not receive any compensation for the future possibility of higher interest rates or inflation, both of which would adversely affect the value of their investment.

Without such compensation for risk-taking, any unexpected jump in term premiums (which are highly correlated to other risk premiums, such as credit spreads) would expose long-duration positions to meaningful losses. We experienced this in the immediate aftermath of the election, and in other periods when the term premium was in negative territory — most notably prior to the onset of the 2008 financial crisis. Having no cushion for risk, in our view, provides a poor risk/reward trade-off for longer duration U.S. Treasuries.

Inside the portfolio

We are addressing this concern by positioning the fund to protect against a widening of credit spreads and an increase in term premiums. Our primary method to express this investment position is with a yield steepener. We are overweight in the five-year, or intermediate, part of the yield curve, while underweight the long end.

We also utilize derivatives to execute on this positioning. Purchases of Treasury futures add five-year duration, while interest rate swaps, which exchange fixed-rate for floating-rate payments, reduce 30-year duration in the fund.

We believe the yield steepener is a sound risk/reward proposition. If credit spreads widen due to a market perception of coming recession, the fund should benefit, as the yield curve will likely steepen in tandem.

In addition to the steepener position, we are underweight duration in the very short end of the yield curve. The market assumes the Fed will only raise rates 0.25% in 2018 and 0.25% again in 2019. This market pricing, in our view, is too low, so we’ve targeted the part of the curve most impacted by Fed rate increases.

Outside of treasuries and derivatives, we have reduced our TIPS position and increased our holdings in agency mortgage-backed securities (MBS). Pricing was the main impetus for this adjustment; TIPS rose in value following the election while MBS prices fell to what we view as more attractive purchase levels.

While short-term yields have risen, long-term yields have dropped

Source: Treasury.gov.

2	U.S. Government Securities Fund

Term premium of 10-year Treasuries, 1992–2017

Source: Capital Group as of 8/31/17.

The summary portfolio, beginning on page 5, offers more complete details on the various government securities and sectors held by the fund as of August 31, 2017.

Looking ahead

We have conviction our yield curve steepener position will protect the fund from a market wide increase in volatility and risk premiums. More concerning is the market effect of the Fed (and other central banks) beginning the process — announced in September — of removing the extraordinary monetary accommodation of the last 10 years and implementing balance sheet reduction (Quantitative Tightening). After more than a decade of unprecedented monetary stimulus, no one knows what the effect of normalizing monetary policy will be. Will the markets, supported for so long by easy money, be able to withstand tighter conditions? What will be the downstream impact of this dramatic policy shift?

The market does not appear concerned, and at the date of this letter that is our biggest concern. We are closely monitoring the situation as part of our mandate to limit volatility for our shareholders.

We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

Fergus MacDonald
President

October 17, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

U.S. Government Securities Fund	3

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2017, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average, represented by the black line, do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2017)*

	1 year	5 years	10 years

Class A shares	–2.92%	0.50%	3.13%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	U.S. Government Securities Fund

Summary investment portfolio August 31, 2017

Portfolio by type of security	Percent of net assets

Mortgage-backed obligations summary	Percent of net assets
30-year pass-throughs:
Fannie Mae	12.93%
Ginnie Mae	7.07
Freddie Mac	8.24	28.24%
15-year pass-throughs		.29
Other		2.26
Total		30.79%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	64.25%
AAA/Aaa	29.56
AA/Aa	1.23
Short-term securities & other assets less liabilities	4.96

Long-term obligations of the U.S. government and federal agencies are currently rated AAA by at least one rating agency. These obligations are currently rated AA+ by Standard & Poor’s.

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 95.04%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 62.04%
U.S. Treasury 54.08%
U.S. Treasury 0.875% 2017	$150,000	$149,949
U.S. Treasury 1.25% 2019	99,000	98,874
U.S. Treasury 1.375% 2019	105,000	105,109
U.S. Treasury 1.625% 2019	83,100	83,606
U.S. Treasury 1.25% 2020	90,500	90,263
U.S. Treasury 1.75% 2020	70,250	70,810
U.S. Treasury 1.125% 2021[1]	434,870	426,886
U.S. Treasury 1.75% 2021	227,621	228,661
U.S. Treasury 2.00% 2021	145,000	147,107
U.S. Treasury 2.00% 2021	76,550	77,714
U.S. Treasury 2.125% 2021[1]	287,750	293,528
U.S. Treasury 2.25% 2021	270,706	277,411
U.S. Treasury 1.75% 2022	398,500	399,544
U.S. Treasury 1.75% 2022	350,000	350,711
U.S. Treasury 1.75% 2022	132,600	133,014
U.S. Treasury 1.875% 2022	445,580	449,198
U.S. Treasury 1.875% 2022	300,000	302,577
U.S. Treasury 1.875% 2022	129,030	130,204
U.S. Treasury 1.875% 2022	97,000	97,735
U.S. Treasury 1.875% 2022	89,000	89,817
U.S. Treasury 2.125% 2022	119,900	122,055
U.S. Treasury 2.125% 2023	243,373	247,204
U.S. Treasury 2.75% 2023	147,900	155,688
U.S. Treasury 2.75% 2024	87,700	92,260
U.S. Treasury 2.875% 2045	78,125	80,477
U.S. Treasury 3.00% 2047	130,800	138,083
U.S. Treasury 0.75%–8.75% 2019–2047	634,307	644,305
		5,482,790

U.S. Government Securities Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 7.96%
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	$253,786	$256,133
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	109,416	126,166
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	186,876	183,050
U.S. Treasury Inflation-Protected Securities 0.13%–2.12% 2020–2047[2]	240,137	241,384
		806,733
Total U.S. Treasury bonds & notes		6,289,523

Mortgage-backed obligations 30.79%
Federal agency mortgage-backed obligations 30.79%
Fannie Mae 3.00% 2046[3]	152,424	154,273
Fannie Mae 4.00% 2047[3]	269,207	284,565
Fannie Mae 4.00% 2047[3,4]	125,000	132,065
Fannie Mae 4.00% 2047[3]	103,533	109,439
Fannie Mae 4.00% 2047[3,4]	66,860	70,535
Fannie Mae 4.50% 2047[3,4]	80,000	86,056
Fannie Mae 3.50% 2056[3]	70,823	73,244
Fannie Mae 4.00% 2056[3]	118,622	126,274
Fannie Mae 0%–10.50% 2017–2047[3,4,5]	311,867	325,970
Freddie Mac 3.50% 2046[3]	170,100	177,218
Freddie Mac 4.00% 2047[3,4]	223,079	235,392
Freddie Mac 4.00% 2047[3,4]	175,000	184,939
Freddie Mac 4.00% 2047[3]	109,840	116,158
Freddie Mac 4.00% 2047[3]	74,759	79,059
Freddie Mac 0%–10.24% 2020–2047[3,4,5]	60,785	62,982
Government National Mortgage Assn. 4.50% 2045[3]	57,669	61,478
Government National Mortgage Assn. 4.00% 2047[3]	172,247	182,469
Government National Mortgage Assn. 4.00% 2047[3]	94,654	100,339
Government National Mortgage Assn. 4.00% 2047[3]	80,000	84,679
Government National Mortgage Assn. 0.44%–10.00% 2019–2062[3,4,5]	356,093	317,936
Other securities		156,963

Total mortgage-backed obligations		3,122,033

Federal agency bonds & notes 2.21%
Fannie Mae 1.25%–7.12% 2021–2030	34,600	35,623
Federal Home Loan Bank 3.38%–5.50% 2023–2036	14,860	16,301
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	48,200	49,120
United States Agency for International Development, State of Iraq, 2.149% 2022	13,330	13,476
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	5,935
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	7,000	6,912
United States Agency for International Development, Ukraine 1.47%–1.85% 2019–2021	34,660	34,727
Other securities		61,743
		223,837
Total bonds, notes & other debt instruments (cost: $9,543,766,000)		9,635,393

Short-term securities 12.73%
Federal Home Loan Bank 1.03%–1.12% due 10/2/2017–2/28/2018	263,300	262,611
Freddie Mac 0.99%–1.02% due 10/25/2017–11/28/2017	700,000	698,545
General Electric Co. 1.08% due 9/1/2017	75,100	75,098
U.S. Treasury Bills 0.97%–1.08% due 11/2/2017–1/4/2018	220,000	219,420
Other securities		34,965

Total short-term securities (cost: $1,290,577,000)		1,290,639
Total investment securities 107.77% (cost: $10,834,343,000)		10,926,032
Other assets less liabilities (7.77%)		(788,008)

Net assets 100.00%		$10,138,024

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

6	U.S. Government Securities Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security (with a value of $23,999,000, which represented .24% of the net assets of the fund) which was acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 8/31/2017[7] (000)	Unrealized appreciation (depreciation) at 8/31/2017 (000)
30 Day Federal Funds Futures	Long	3,803	October 2017	$1,584,583	$1,566,407	$708
10 Year U.S. Treasury Note Futures	Long	7,838	December 2017	783,800	995,304	350
20 Year U.S. Treasury Bond Futures	Long	635	December 2017	63,500	99,119	566
10 Year Ultra U.S. Treasury Note Futures	Short	338	December 2017	(33,800)	(46,148)	6
30 Year Ultra U.S. Treasury Bond Futures	Short	375	December 2017	(37,500)	(63,398)	(260)
5 Year U.S. Treasury Note Futures	Long	39,752	January 2018	3,975,200	4,710,612	7,290
2 Year U.S. Treasury Note Futures	Short	546	January 2018	(109,200)	(118,107)	(35)
90 Day Euro Dollar Futures	Short	3,100	December 2018	(775,000)	(762,445)	(2,989)
						$5,636

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.17865%	11/1/2017	$8,666,500	$(260)	$—	$(260)
U.S. EFFR	1.1745%	11/1/2017	17,333,500	(347)	—	(347)
U.S. EFFR	1.2165%	11/1/2017	13,200,000	(924)	—	(924)
U.S. EFFR	1.26%	1/31/2018	4,470,000	(223)	—	(223)
U.S. EFFR	1.2715%	1/31/2018	4,230,000	(254)	—	(254)
U.S. EFFR	1.269%	1/31/2018	5,640,000	(338)	—	(338)
U.S. EFFR	1.2465%	1/31/2018	12,280,000	(368)	—	(368)
1.654%	3-month USD-LIBOR	3/20/2019	853,000	2,141	—	2,141
1.329%	U.S. EFFR	3/27/2019	58,000	37	—	37
1.34875%	U.S. EFFR	4/5/2019	362,500	341	—	341
1.32625%	U.S. EFFR	4/5/2019	207,900	120	—	120
1.337%	U.S. EFFR	6/8/2019	380,000	236	—	236
1.367%	U.S. EFFR	6/12/2019	190,000	218	—	218
1.37%	U.S. EFFR	6/14/2019	190,000	228	—	228
1.362%	U.S. EFFR	6/21/2019	190,000	198	—	198
1.351%	U.S. EFFR	6/28/2019	190,000	158	—	158
3-month USD-LIBOR	1.5445%	6/28/2019	190,000	(89)	—	(89)
3-month USD-LIBOR	1.59851%	8/7/2019	205,000	(271)	—	(271)
3-month USD-LIBOR	1.597%	8/7/2019	275,000	(355)	—	(355)
3-month USD-LIBOR	1.217%	9/22/2021	250,000	4,703	—	4,703
3-month USD-LIBOR	1.225%	9/22/2021	250,000	4,625	—	4,625
3-month USD-LIBOR	1.196%	9/27/2021	90,000	1,777	—	1,777
3-month USD-LIBOR	1.9665%	2/2/2022	146,000	(1,518)	—	(1,518)
3-month USD-LIBOR	2.01215%	2/2/2022	350,000	(4,322)	—	(4,322)
3-month USD-LIBOR	1.977%	2/7/2022	178,000	(1,929)	—	(1,929)
3-month USD-LIBOR	2.2175%	3/17/2022	316,000	(6,784)	—	(6,784)
3-month USD-LIBOR	1.869%	4/19/2022	215,000	(1,284)	—	(1,284)
3-month USD-LIBOR	1.948%	7/28/2022	360,000	(3,280)	—	(3,280)
2.80%	3-month USD-LIBOR	9/2/2022	560,000	8,495	—	8,495
2.75%	3-month USD-LIBOR	9/2/2022	560,000	7,969	—	7,969
3-month USD-LIBOR	1.495%	11/10/2023	115,000	2,404	—	2,404
3-month USD-LIBOR	2.74125%	11/22/2023	79,000	(4,168)	—	(4,168)
3-month USD-LIBOR	2.7343%	11/22/2023	100,000	(5,234)	—	(5,234)
3-month USD-LIBOR	2.0955%	2/10/2024	43,300	(606)	—	(606)
3-month USD-LIBOR	2.0815%	2/10/2024	86,700	(1,139)	—	(1,139)
3-month USD-LIBOR	2.3875%	3/17/2024	290,300	(9,307)	—	(9,307)

U.S. Government Securities Fund	7

Swap contracts (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
3-month USD-LIBOR	2.683%	8/4/2024	$63,000	$(3,243)	$—	$(3,243)
3-month USD-LIBOR	2.469%	6/9/2025	23,000	(871)	—	(871)
3-month USD-LIBOR	1.7545%	2/5/2026	45,000	833	—	833
3-month USD-LIBOR	2.27%	12/5/2026	146,000	(2,978)	—	(2,978)
3-month USD-LIBOR	2.24%	12/5/2026	179,000	(3,190)	—	(3,190)
2.579%	3-month USD-LIBOR	3/14/2027	159,000	7,486	—	7,486
2.333%	3-month USD-LIBOR	3/29/2027	130,000	3,291	—	3,291
3-month USD-LIBOR	2.97125%	9/2/2030	124,000	(6,341)	—	(6,341)
3-month USD-LIBOR	3.005%	9/2/2030	124,000	(6,706)	—	(6,706)
3-month USD-LIBOR	3.34%	6/27/2044	80,000	(16,176)	—	(16,176)
3-month USD-LIBOR	3.206%	7/31/2044	27,000	(4,722)	—	(4,722)
3-month USD-LIBOR	3.238%	8/8/2044	28,000	(5,077)	—	(5,077)
3-month USD-LIBOR	2.7045%	1/2/2045	38,500	(2,697)	—	(2,697)
3-month USD-LIBOR	2.525%	10/20/2045	32,000	(1,033)	—	(1,033)
3-month USD-LIBOR	2.516%	10/20/2045	48,000	(1,456)	—	(1,456)
3-month USD-LIBOR	2.5315%	10/26/2045	20,000	(674)	—	(674)
3-month USD-LIBOR	2.58245%	11/5/2045	13,000	(581)	—	(581)
3-month USD-LIBOR	2.57067%	11/9/2045	55,000	(2,317)	—	(2,317)
3-month USD-LIBOR	2.6485%	11/16/2045	54,375	(3,209)	—	(3,209)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(586)	—	(586)
3-month USD-LIBOR	2.59125%	12/16/2045	22,500	(1,051)	—	(1,051)
3-month USD-LIBOR	2.4095%	1/14/2046	25,000	(179)	—	(179)
3-month USD-LIBOR	1.991%	6/13/2046	30,000	2,547	—	2,547
3-month USD-LIBOR	1.768%	8/17/2046	57,000	7,675	—	7,675
3-month USD-LIBOR	2.3985%	6/9/2047	66,500	(293)	—	(293)
2.634%	3-month USD-LIBOR	7/11/2047	59,000	3,395	—	3,395
3-month USD-LIBOR	2.5015%	8/17/2047	15,300	(423)	—	(423)
3-month USD-LIBOR	2.5095%	8/17/2047	14,700	(433)	—	(433)
					$—	$(48,359)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $198,887,000, which represented 1.96% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

8	U.S. Government Securities Fund

Financial statements

Statement of assets and liabilities at August 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $10,834,343)		$10,926,032
Cash		1,101
Receivables for:
Sales of investments	$1,084,921
Sales of fund’s shares	14,943
Variation margin on futures contracts	4,529
Variation margin on swap contracts	1,615
Interest	31,841
Other	9	1,137,858
		12,064,991
Liabilities:
Payables for:
Purchases of investments	1,912,825
Repurchases of fund’s shares	4,700
Dividends on fund’s shares	159
Investment advisory services	1,757
Services provided by related parties	2,406
Trustees’ deferred compensation	266
Variation margin on futures contracts	446
Variation margin on swap contracts	4,380
Other	28	1,926,967
Net assets at August 31, 2017		$10,138,024

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,164,061
Undistributed net investment income		2,327
Accumulated net realized loss		(77,329)
Net unrealized appreciation		48,965
Net assets at August 31, 2017		$10,138,024

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (729,902 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,777,621	199,954	$13.89
Class C	257,213	18,560	13.86
Class T	10	1	13.89
Class F-1	210,881	15,181	13.89
Class F-2	256,808	18,487	13.89
Class F-3	113,764	8,189	13.89
Class 529-A	134,732	9,699	13.89
Class 529-C	49,061	3,544	13.84
Class 529-E	8,819	635	13.89
Class 529-T	10	1	13.89
Class 529-F-1	13,239	953	13.89
Class R-1	8,898	642	13.86
Class R-2	115,898	8,363	13.86
Class R-2E	3,390	244	13.89
Class R-3	145,239	10,457	13.89
Class R-4	253,376	18,239	13.89
Class R-5E	10	1	13.89
Class R-5	63,313	4,557	13.89
Class R-6	5,725,742	412,195	13.89

See Notes to Financial Statements

U.S. Government Securities Fund	9

Statement of operations for the year ended August 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest		$159,181
Fees and expenses*:
Investment advisory services	$18,768
Distribution services	13,767
Transfer agent services	6,966
Administrative services	3,453
Reports to shareholders	310
Registration statement and prospectus	631
Trustees’ compensation	84
Auditing and legal	140
Custodian	21
Other	260
Total fees and expenses before reimbursement	44,400
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		44,400
Net investment income		114,781

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(20,629)
Futures contracts	(68,371)
Swap contracts	51,393	(37,607)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(120,001)
Futures contracts	8,583
Swap contracts	145,625	34,207
Net realized loss and unrealized appreciation		(3,400)

Net increase in net assets resulting from operations		$111,381

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2017	2016
Operations:
Net investment income	$114,781	$83,297
Net realized (loss) gain	(37,607)	152,129
Net unrealized appreciation (depreciation)	34,207	(20,539)
Net increase in net assets resulting from operations	111,381	214,887

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(116,240)	(104,676)
Distributions from net realized gain on investments	(110,310)	(108,881)
Total dividends and distributions paid or accrued to shareholders	(226,550)	(213,557)

Net capital share transactions	1,683,604	1,622,261

Total increase in net assets	1,568,435	1,623,591

Net assets:
Beginning of year	8,569,589	6,945,998
End of year (including undistributed net investment income: $2,327 and $10,801, respectively)	$10,138,024	$8,569,589

See Notes to Financial Statements

10	U.S. Government Securities Fund

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

U.S. Government Securities Fund	11

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

12	U.S. Government Securities Fund

adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$6,289,523	$—	$6,289,523
Mortgage-backed obligations	—	3,122,033	—	3,122,033
Federal agency bonds & notes	—	223,837	—	223,837
Short-term securities	—	1,290,639	—	1,290,639
Total	$—	$10,926,032	$—	$10,926,032

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,920	$—	$—	$8,920
Unrealized appreciation on interest rate swaps	—	58,877	—	58,877
Liabilities:
Unrealized depreciation on futures contracts	(3,284)	—	—	(3,284)
Unrealized depreciation on interest rate swaps	—	(107,236)	—	(107,236)
Total	$5,636	$(48,359)	$—	$(42,723)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

U.S. Government Securities Fund	13

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

14	U.S. Government Securities Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $7,373,903,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $28,865,575,000.

U.S. Government Securities Fund	15

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures contracts	Interest	Net unrealized appreciation*	$8,920	Net unrealized depreciation*	$3,284
Interest rate swaps	Interest	Net unrealized appreciation*	58,877	Net unrealized depreciation*	107,236
			$67,797		$110,520

		Net realized (loss) gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures contracts	Interest	Net realized loss on futures contracts	$(68,371)	Net unrealized appreciation on futures contracts	$8,583
Interest rate swaps	Interest	Net realized gain on interest rate swaps	51,393	Net unrealized appreciation on interest rate swaps	145,625
			$(16,978)		$154,208

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2017, the fund reclassified $7,012,000 from undistributed net investment income to accumulated net realized loss and $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

16	U.S. Government Securities Fund

As of August 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,857
Capital loss carryforward*	(60,380)
Gross unrealized appreciation on investments	55,055
Gross unrealized depreciation on investments	(19,114)
Net unrealized appreciation on investments	35,941
Cost of investments	10,847,368

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2017					Year ended August 31, 2016
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued
Class A	$52,284		$14,932	$67,216		$55,472		$20,693		$76,165
Class B1	48		28	76		238		153		391
Class C	3,093		1,503	4,596		3,395		2,006		5,401
Class T2	—	[3]	—	—	[3]
Class F-1	4,123		1,196	5,319		3,785		1,233		5,018
Class F-2	5,825		1,523	7,348		4,100		1,186		5,286
Class F-3[4]	555		—	555
Class 529-A	2,447		718	3,165		2,578		1,011		3,589
Class 529-B1	5		3	8		17		12		29
Class 529-C	553		272	825		663		416		1,079
Class 529-E	142		48	190		150		66		216
Class 529-T2	—	[3]	—	—	[3]
Class 529-F-1	274		73	347		254		89		343
Class R-1	113		54	167		137		82		219
Class R-2	1,419		663	2,082		1,724		1,022		2,746
Class R-2E	33		11	44		10		3		13
Class R-3	2,308		790	3,098		2,459		1,106		3,565
Class R-4	4,732		1,337	6,069		3,154		976		4,130
Class R-5E5	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-5	1,275		303	1,578		2,716		965		3,681
Class R-6	101,523		22,344	123,867		76,987		24,699		101,686
Total	$180,752		$45,798	$226,550		$157,839		$55,718		$213,557

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2017, the investment advisory services fee was $18,768,000, which was equivalent to an annualized rate of 0.204% of average daily net assets.

U.S. Government Securities Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	U.S. Government Securities Fund

For the year ended August 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$7,081	$4,474		$285		Not applicable
Class B1	35	7		Not applicable		Not applicable
Class C	2,783	431		140		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	568	323		114		Not applicable
Class F-2	Not applicable	333		137		Not applicable
Class F-3[4]	Not applicable	2		18		Not applicable
Class 529-A	303	184		69		$95
Class 529-B1	3	1		—	[3]	—	[3]
Class 529-C	509	74		26		36
Class 529-E	45	9		4		6
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	18		7		9
Class R-1	100	14		5		Not applicable
Class R-2	930	493		63		Not applicable
Class R-2E	16	6		1		Not applicable
Class R-3	755	289		76		Not applicable
Class R-4	639	267		128		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	34		30		Not applicable
Class R-6	Not applicable	7		2,350		Not applicable
Total class-specific expenses	$13,767	$6,966		$3,453		$146

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $84,000 in the fund’s statement of operations reflects $56,000 in current fees (either paid in cash or deferred) and a net increase of $28,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2017.

U.S. Government Securities Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2017
Class A	$640,098	46,176	$65,905		4,807		$(909,723)	(65,872)	$(203,720)	(14,889)
Class B2	75	5	73		6		(11,386)	(825)	(11,238)	(814)
Class C	51,632	3,728	4,525		332		(98,638)	(7,164)	(42,481)	(3,104)
Class T3	10	1	—		—		—	—	10	1
Class F-1	57,477	4,152	5,274		384		(93,898)	(6,796)	(31,147)	(2,260)
Class F-2	252,635	18,216	7,052		514		(264,176)	(19,122)	(4,489)	(392)
Class F-3[4]	124,335	9,028	504		36		(12,097)	(875)	112,742	8,189
Class 529-A	29,498	2,126	3,155		230		(37,319)	(2,702)	(4,666)	(346)
Class 529-B2	49	4	6		—	[5]	(1,026)	(74)	(971)	(70)
Class 529-C	9,629	698	824		60		(15,751)	(1,144)	(5,298)	(386)
Class 529-E	1,535	111	190		14		(2,247)	(163)	(522)	(38)
Class 529-T3	10	1	—	[5]	—	[5]	—	—	10	1
Class 529-F-1	4,826	348	346		25		(4,548)	(329)	624	44
Class R-1	1,766	128	166		12		(3,630)	(264)	(1,698)	(124)
Class R-2	42,380	3,071	2,073		152		(59,268)	(4,305)	(14,815)	(1,082)
Class R-2E	5,449	389	44		4		(3,814)	(271)	1,679	122
Class R-3	68,806	4,978	3,079		225		(79,317)	(5,752)	(7,432)	(549)
Class R-4	81,501	5,885	6,062		443		(104,725)	(7,585)	(17,162)	(1,257)
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	23,783	1,722	1,571		115		(20,979)	(1,521)	4,375	316
Class R-6	1,905,252	138,255	123,859		9,023		(119,308)	(8,626)	1,909,803	138,652
Total net increase (decrease)	$3,300,746	239,022	$224,708		16,382		$(1,841,850)	(133,390)	$1,683,604	122,014

Year ended August 31, 2016
Class A	$918,581	65,122	$74,517		5,327		$(622,270)	(44,069)	$370,828	26,380
Class B	1,099	78	380		28		(13,648)	(968)	(12,169)	(862)
Class C	127,307	9,045	5,303		381		(88,166)	(6,253)	44,444	3,173
Class F-1	199,814	14,171	4,939		353		(105,386)	(7,459)	99,367	7,065
Class F-2	221,891	15,704	5,051		361		(77,881)	(5,513)	149,061	10,552
Class 529-A	36,706	2,600	3,581		256		(30,050)	(2,128)	10,237	728
Class 529-B	199	14	29		2		(1,114)	(79)	(886)	(63)
Class 529-C	14,772	1,050	1,078		77		(14,844)	(1,054)	1,006	73
Class 529-E	2,794	198	215		15		(2,037)	(144)	972	69
Class 529-F-1	4,798	340	342		24		(3,162)	(224)	1,978	140
Class R-1	2,874	204	217		16		(4,110)	(292)	(1,019)	(72)
Class R-2	49,108	3,489	2,730		196		(53,259)	(3,776)	(1,421)	(91)
Class R-2E	3,214	228	14		1		(1,519)	(108)	1,709	121
Class R-3	66,926	4,740	3,548		254		(55,424)	(3,927)	15,050	1,067
Class R-4	195,834	13,827	4,112		293		(48,141)	(3,407)	151,805	10,713
Class R-5E6	10	1	—		—		—	—	10	1
Class R-5	79,329	5,627	3,592		257		(137,272)	(9,678)	(54,351)	(3,794)
Class R-6	1,110,660	78,589	101,692		7,263		(366,712)	(26,229)	845,640	59,623
Total net increase (decrease)	$3,035,916	215,027	$211,340		15,104		$(1,624,995)	(115,308)	$1,622,261	114,823

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Amount less than one thousand.
[6]	Class R-5E shares began investment operations on November 20, 2015.

20	U.S. Government Securities Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,742,520,000 and $36,941,365,000, respectively, during the year ended August 31, 2017.

U.S. Government Securities Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 8/31/2017	$14.10	$.15	$(.04)	$.11	$(.15)	$(.17)	$(.32)	$13.89	.86%	$2,778		.63%		.63%		1.08%
Year ended 8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	3,029		.63		.63		.97
Year ended 8/31/2015	13.99	.10	.15	.25	(.15)	—	(.15)	14.09	1.82	2,655		.65		.65		.72
Year ended 8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.32	2,654		.64		.64		1.13
Year ended 8/31/2013	14.63	.05	(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.37)	3,141		.61		.61		.36
Class C:
Year ended 8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.11	257		1.42		1.42		.29
Year ended 8/31/2016	14.07	.03	.25	.28	(.07)	(.21)	(.28)	14.07	2.06	305		1.42		1.42		.20
Year ended 8/31/2015	13.98	(.01)	.15	.14	(.05)	—	(.05)	14.07	1.09	260		1.42		1.42		(.05)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.46	272		1.43		1.43		.34
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.13)	362		1.40		1.40		(.45)
Class T:
Period from 4/7/2017 to 8/31/2017[4,5]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.90 [6,7]	—	[8]	.16	[6,7]	.16	[6,7]	.59 [6,7]
Class F-1:
Year ended 8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.84	211		.66		.66		1.05
Year ended 8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	246		.65		.65		1.01
Year ended 8/31/2015	13.99	.11	.15	.26	(.16)	—	(.16)	14.09	1.85	146		.62		.62		.74
Year ended 8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.33	164		.64		.64		1.14
Year ended 8/31/2013	14.63	.05	(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.38)	171		.62		.62		.35
Class F-2:
Year ended 8/31/2017	14.10	.18	(.03)	.15	(.19)	(.17)	(.36)	13.89	1.11	257		.39		.39		1.33
Year ended 8/31/2016	14.09	.18	.25	.43	(.21)	(.21)	(.42)	14.10	3.15	266		.38		.38		1.30
Year ended 8/31/2015	13.99	.14	.15	.29	(.19)	—	(.19)	14.09	2.09	117		.38		.38		1.01
Year ended 8/31/2014	13.68	.19	.43	.62	(.19)	(.12)	(.31)	13.99	4.59	71		.39		.39		1.39
Year ended 8/31/2013	14.63	.08	(.53)	(.45)	(.15)	(.35)	(.50)	13.68	(3.15)	61		.38		.38		.59
Class F-3:
Period from 1/27/2017 to 8/31/2017[4,9]	13.66	.13	.23	.36	(.13)	—	(.13)	13.89	2.66 [6]	114		.28	[10]	.28	[10]	1.64 [10]
Class 529-A:
Year ended 8/31/2017	14.10	.14	(.04)	.10	(.14)	(.17)	(.31)	13.89	.81	135		.69		.69		1.03
Year ended 8/31/2016	14.09	.13	.26	.39	(.17)	(.21)	(.38)	14.10	2.81	142		.71		.71		.89
Year ended 8/31/2015	13.99	.09	.15	.24	(.14)	—	(.14)	14.09	1.75	131		.72		.72		.65
Year ended 8/31/2014	13.68	.14	.43	.57	(.14)	(.12)	(.26)	13.99	4.23	138		.73		.73		1.04
Year ended 8/31/2013	14.63	.04	(.53)	(.49)	(.11)	(.35)	(.46)	13.68	(3.46)	163		.69		.69		.27

22	U.S. Government Securities Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 8/31/2017	$14.06	$.04	$(.04)	$— [11]	$(.05)	$(.17)	$(.22)	$13.84	.02%	$49		1.46%		1.46%		.25%
Year ended 8/31/2016	14.06	.02	.26	.28	(.07)	(.21)	(.28)	14.06	2.02	55		1.47		1.47		.13
Year ended 8/31/2015	13.97	(.01)	.15	.14	(.05)	—	(.05)	14.06	.98	54		1.47		1.47		(.11)
Year ended 8/31/2014	13.66	.04	.43	.47	(.04)	(.12)	(.16)	13.97	3.48	61		1.49		1.49		.28
Year ended 8/31/2013	14.63	(.08)	(.53)	(.61)	(.01)	(.35)	(.36)	13.66	(4.23)	77		1.47		1.47		(.51)
Class 529-E:
Year ended 8/31/2017	14.10	.11	(.04)	.07	(.11)	(.17)	(.28)	13.89	.58	9		.92		.92		.79
Year ended 8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	9		.94		.94		.67
Year ended 8/31/2015	13.99	.06	.15	.21	(.11)	—	(.11)	14.09	1.52	9		.95		.95		.42
Year ended 8/31/2014	13.68	.09	.45	.54	(.11)	(.12)	(.23)	13.99	3.99	8		.97		.97		.81
Year ended 8/31/2013	14.63	— [11]	(.53)	(.53)	(.07)	(.35)	(.42)	13.68	(3.69)	10		.94		.94		.03
Class 529-T:
Period from 4/7/2017 to 8/31/2017[4,5]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.87 [6,7]	—	[8]	.19	[6,7]	.19	[6,7]	.56 [6,7]
Class 529-F-1:
Year ended 8/31/2017	14.10	.17	(.03)	.14	(.18)	(.17)	(.35)	13.89	1.03	13		.47		.47		1.25
Year ended 8/31/2016	14.09	.16	.26	.42	(.20)	(.21)	(.41)	14.10	3.04	13		.49		.49		1.13
Year ended 8/31/2015	13.99	.13	.15	.28	(.18)	—	(.18)	14.09	1.98	11		.49		.49		.89
Year ended 8/31/2014	13.68	.21	.39	.60	(.17)	(.12)	(.29)	13.99	4.46	10		.51		.51		1.28
Year ended 8/31/2013	14.63	.07	(.53)	(.46)	(.14)	(.35)	(.49)	13.68	(3.24)	11		.47		.47		.49
Class R-1:
Year ended 8/31/2017	14.08	.04	(.04)	— [11]	(.05)	(.17)	(.22)	13.86	.06	9		1.41		1.41		.29
Year ended 8/31/2016	14.07	.03	.27	.30	(.08)	(.21)	(.29)	14.08	2.15	11		1.39		1.39		.20
Year ended 8/31/2015	13.98	— [11]	.15	.15	(.06)	—	(.06)	14.07	1.04	12		1.39		1.39		(.03)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.55	14		1.40		1.40		.37
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.12)	16		1.38		1.38		(.41)
Class R-2:
Year ended 8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.15	116		1.40		1.40		.31
Year ended 8/31/2016	14.07	.03	.26	.29	(.08)	(.21)	(.29)	14.07	2.10	133		1.37		1.37		.22
Year ended 8/31/2015	13.98	— [11]	.15	.15	(.06)	—	(.06)	14.07	1.05	134		1.38		1.38		(.02)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.54	147		1.43		1.43		.34
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.09)	174		1.35		1.35		(.39)
Class R-2E:
Year ended 8/31/2017	14.10	.08	(.03)	.05	(.09)	(.17)	(.26)	13.89	.42	3		1.10		1.10		.61
Year ended 8/31/2016	14.09	.11	.25	.36	(.14)	(.21)	(.35)	14.10	2.63	2		1.07		1.07		.76
Year ended 8/31/2015	13.99	.12	.15	.27	(.17)	—	(.17)	14.09	1.95 [7]	—	[8]	.51	[7]	.51	[7]	.86 [7]
Period from 8/29/2014 to 8/31/2014[4,12]	13.99	—	—	—	—	—	—	13.99	—	—	[8]	—		—		—

See page 24 for footnotes.

U.S. Government Securities Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
Year ended 8/31/2017	$14.10	$.11		$(.04)	$.07	$(.11)	$(.17)	$(.28)	$13.89	.55%	$145		.95%		.95%		.76%
Year ended 8/31/2016	14.09	.09		.26	.35	(.13)	(.21)	(.34)	14.10	2.57	155		.95		.95		.66
Year ended 8/31/2015	13.99	.06		.15	.21	(.11)	—	(.11)	14.09	1.53	140		.94		.94		.43
Year ended 8/31/2014	13.68	.11		.43	.54	(.11)	(.12)	(.23)	13.99	3.99	142		.97		.97		.80
Year ended 8/31/2013	14.63	—	[11]	(.53)	(.53)	(.07)	(.35)	(.42)	13.68	(3.69)	168		.94		.94		.02
Class R-4:
Year ended 8/31/2017	14.10	.15		(.04)	.11	(.15)	(.17)	(.32)	13.89	.88	253		.62		.62		1.09
Year ended 8/31/2016	14.09	.15		.25	.40	(.18)	(.21)	(.39)	14.10	2.90	275		.62		.62		1.09
Year ended 8/31/2015	13.99	.11		.15	.26	(.16)	—	(.16)	14.09	1.86	124		.61		.61		.76
Year ended 8/31/2014	13.68	.16		.42	.58	(.15)	(.12)	(.27)	13.99	4.33	120		.63		.63		1.14
Year ended 8/31/2013	14.63	.05		(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.38)	134		.61		.61		.34
Class R-5E:
Year ended 8/31/2017	14.10	.19		(.04)	.15	(.19)	(.17)	(.36)	13.89	1.14	—	[8]	.53		.36		1.36
Period from 11/20/2015 to 8/31/2016[4,13]	14.08	.13		.25	.38	(.15)	(.21)	(.36)	14.10	2.74 [6]	—	[8]	.49	[10]	.49	[10]	1.21	[10]
Class R-5:
Year ended 8/31/2017	14.10	.19		(.03)	.16	(.20)	(.17)	(.37)	13.89	1.18	63		.33		.33		1.40
Year ended 8/31/2016	14.09	.17		.27	.44	(.22)	(.21)	(.43)	14.10	3.20	60		.32		.32		1.21
Year ended 8/31/2015	13.99	.15		.15	.30	(.20)	—	(.20)	14.09	2.15	113		.32		.32		1.06
Year ended 8/31/2014	13.68	.20		.42	.62	(.19)	(.12)	(.31)	13.99	4.65	101		.33		.33		1.44
Year ended 8/31/2013	14.63	.09		(.53)	(.44)	(.16)	(.35)	(.51)	13.68	(3.08)	133		.31		.31		.65
Class R-6:
Year ended 8/31/2017	14.10	.20		(.04)	.16	(.20)	(.17)	(.37)	13.89	1.23	5,726		.27		.27		1.48
Year ended 8/31/2016	14.09	.19		.26	.45	(.23)	(.21)	(.44)	14.10	3.26	3,857		.27		.27		1.35
Year ended 8/31/2015	13.99	.16		.15	.31	(.21)	—	(.21)	14.09	2.20	3,014		.27		.27		1.12
Year ended 8/31/2014	13.68	.21		.42	.63	(.20)	(.12)	(.32)	13.99	4.70	2,357		.28		.28		1.51
Year ended 8/31/2013	14.63	.10		(.53)	(.43)	(.17)	(.35)	(.52)	13.68	(3.03)	1,596		.26		.26		.72

	Year ended August 31
Portfolio turnover rate for all share classes[14]	2017	2016	2015	2014	2013

Excluding mortgage dollar roll transactions	187%	296%	263%	Not available
Including mortgage dollar roll transactions	577%	693%	771%	423%	488%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

24	U.S. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

October 17, 2017

U.S. Government Securities Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2017, through August 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	U.S. Government Securities Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2017	8/31/2017	during period*	expense ratio
Class A – actual return	$1,000.00	$1,020.51	$3.21	.63%
Class A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class C – actual return	1,000.00	1,016.53	7.22	1.42
Class C – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class T – actual return†	1,000.00	1,019.00	1.62	.40
Class T – assumed 5% return†	1,000.00	1,023.19	2.04	.40
Class F-1 – actual return	1,000.00	1,020.37	3.36	.66
Class F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 – actual return	1,000.00	1,021.73	1.99	.39
Class F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-3 – actual return	1,000.00	1,022.35	1.43	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,020.22	3.51	.69
Class 529-A – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-C – actual return	1,000.00	1,015.61	7.42	1.46
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E – actual return	1,000.00	1,019.03	4.68	.92
Class 529-E – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-T – actual return†	1,000.00	1,018.69	1.94	.48
Class 529-T – assumed 5% return†	1,000.00	1,022.79	2.45	.48
Class 529-F-1 – actual return	1,000.00	1,021.32	2.39	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 – actual return	1,000.00	1,015.88	7.11	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 – actual return	1,000.00	1,016.81	6.96	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,018.11	5.60	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 – actual return	1,000.00	1,018.85	4.89	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	1,020.57	3.16	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,022.44	1.33	.26
Class R-5E – assumed 5% return	1,000.00	1,023.89	1.33	.26
Class R-5 – actual return	1,000.00	1,021.32	1.68	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,022.39	1.38	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2017:

Long-term capital gains	$45,747,000
U.S. government income that may be exempt from state taxation	$87,196,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	27

Approval of Investment Advisory and Service Agreement

U.S. Government Securities Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income consistent with prudent investment risk and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper General U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the investment results of the fund were above the results of the Lipper average for the five-year, 10-year and lifetime periods (although below the results for the year-to-date, one-year and three-year periods), and below the results of the Barclays index for all periods considered. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses were below the median advisory fees and total expenses of the other funds included in the Lipper General U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	80	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	31

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32	U.S. Government Securities Fund

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U.S. Government Securities Fund	33

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U.S. Government Securities Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2017, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$105,000
2017	$124,000

b) Audit-Related Fees:
2016	$1,000
2017	$3,000

c) Tax Fees:
2016	$8,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,073,000
2017	$1,324,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,212,000 for fiscal year 2016 and $1,528,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

-----------------------

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities Fund®

Investment portfolio

August 31, 2017

Bonds, notes & other debt instruments 95.04% U.S. Treasury bonds & notes 62.04% U.S. Treasury 54.08%	Principal?amount (000)	Value (000)
U.S. Treasury 0.875% 2017	$150,000	$149,949
U.S. Treasury 0.75% 2019	11,000	10,885
U.S. Treasury 1.25% 2019	99,000	98,874
U.S. Treasury 1.375% 2019	105,000	105,109
U.S. Treasury 1.625% 2019	83,100	83,606
U.S. Treasury 1.25% 2020	90,500	90,263
U.S. Treasury 1.25% 2020	15,600	15,554
U.S. Treasury 1.375% 2020	36,000	35,989
U.S. Treasury 1.375% 2020	27,000	27,001
U.S. Treasury 1.375% 2020	26,548	26,466
U.S. Treasury 1.625% 2020	7,500	7,543
U.S. Treasury 1.75% 2020	70,250	70,810
U.S. Treasury 1.75% 2020	56,150	56,632
U.S. Treasury 2.00% 2020	46,850	47,608
U.S. Treasury 3.625% 2020	25,000	26,367
U.S. Treasury 8.75% 2020	5,255	6,364
U.S. Treasury 1.125% 20211	434,870	426,886
U.S. Treasury 1.125% 2021	20,500	20,104
U.S. Treasury 1.125% 2021	19,926	19,578
U.S. Treasury 1.75% 2021	227,621	228,661
U.S. Treasury 2.00% 2021	145,000	147,107
U.S. Treasury 2.00% 2021	76,550	77,714
U.S. Treasury 2.125% 20211	287,750	293,528
U.S. Treasury 2.25% 2021	270,706	277,411
U.S. Treasury 3.625% 2021	8,300	8,889
U.S. Treasury 8.00% 2021	3,400	4,282
U.S. Treasury 1.625% 2022	680	676
U.S. Treasury 1.75% 2022	398,500	399,544
U.S. Treasury 1.75% 2022	350,000	350,711
U.S. Treasury 1.75% 2022	132,600	133,014
U.S. Treasury 1.75% 2022	47,000	47,143
U.S. Treasury 1.75% 2022	25,000	25,093
U.S. Treasury 1.875% 2022	445,580	449,198
U.S. Treasury 1.875% 2022	300,000	302,577
U.S. Treasury 1.875% 2022	129,030	130,204
U.S. Treasury 1.875% 2022	97,000	97,735
U.S. Treasury 1.875% 2022	89,000	89,817
U.S. Treasury 2.00% 2022	41,280	41,780
U.S. Treasury 2.125% 2022	119,900	122,055
U.S. Treasury 1.50% 2023	57,820	56,941
U.S. Treasury 1.625% 2023	58,280	57,672
U.S. Treasury 2.125% 2023	243,373	247,204
U.S. Treasury 2.50% 2023	40,720	42,245
U.S. Treasury 2.75% 2023	147,900	155,688
U.S. Treasury 2.75% 2024	87,700	92,260
U.S. Treasury 6.25% 2030	5,250	7,592

U.S. Government Securities Fund — Page 1 of 8

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal?amount (000)	Value (000)
U.S. Treasury 2.875% 2045	$78,125	$80,477
U.S. Treasury 3.00% 2045	45,875	48,395
U.S. Treasury 2.875% 2046	2,008	2,066
U.S. Treasury 3.00% 2047	130,800	138,083
U.S. Treasury 3.00% 2047	1,365	1,440
		5,482,790
U.S. Treasury inflation-protected securities 7.96%
U.S. Treasury Inflation-Protected Security 0.125% 20202	42,906	43,145
U.S. Treasury Inflation-Protected Security 0.25% 20252	53,839	53,732
U.S. Treasury Inflation-Protected Security 0.375% 20252	253,786	256,133
U.S. Treasury Inflation-Protected Security 2.375% 20252	109,416	126,166
U.S. Treasury Inflation-Protected Security 0.125% 20262	52,627	51,748
U.S. Treasury Inflation-Protected Security 2.125% 20412	3,076	3,939
U.S. Treasury Inflation-Protected Security 0.75% 20422	186,876	183,050
U.S. Treasury Inflation-Protected Security 1.00% 20462	33,908	34,940
U.S. Treasury Inflation-Protected Security 0.875% 20472	53,781	53,880
		806,733
Total U.S. Treasury bonds & notes		6,289,523
Mortgage-backed obligations 30.79% Federal agency mortgage-backed obligations 30.79%
Fannie Mae 2.986% 20173	575	575
Fannie Mae 10.50% 20183	42	43
Fannie Mae 5.50% 20233	554	591
Fannie Mae 6.00% 20243	390	439
Fannie Mae 10.478% 20253	58	60
Fannie Mae 6.00% 20263	21	23
Fannie Mae 6.50% 20273	691	774
Fannie Mae 6.50% 20273	315	350
Fannie Mae 5.00% 20283	320	350
Fannie Mae 8.00% 20313	438	502
Fannie Mae 3.00% 20323,4	28,000	28,912
Fannie Mae 3.00% 20363	30,085	30,901
Fannie Mae 3.00% 20363	16,925	17,389
Fannie Mae 4.00% 20363	23,644	25,243
Fannie Mae 4.00% 20363	15,045	16,060
Fannie Mae 4.00% 20363	11,702	12,493
Fannie Mae 4.00% 20363	4,950	5,285
Fannie Mae 4.00% 20363	1,395	1,490
Fannie Mae 4.00% 20363	37	40
Fannie Mae 3.00% 20373	10,733	11,009
Fannie Mae 6.50% 20373	214	238
Fannie Mae 6.50% 20373	201	225
Fannie Mae 6.50% 20373	42	47
Fannie Mae 7.00% 20373	273	311
Fannie Mae 7.00% 20373	104	114
Fannie Mae 7.00% 20373	12	13
Fannie Mae 7.50% 20373	50	55
Fannie Mae 6.00% 20383	87	89
Fannie Mae 7.00% 20383	389	436
Fannie Mae 5.00% 20413	1,779	1,978
Fannie Mae 5.00% 20413	1,219	1,356

U.S. Government Securities Fund — Page 2 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Fannie Mae 5.00% 20413	$930	$1,037
Fannie Mae 5.00% 20413	669	746
Fannie Mae 3.50% 20453	17,558	18,285
Fannie Mae 3.00% 20463	152,424	154,273
Fannie Mae 3.00% 20463	24,307	24,601
Fannie Mae 3.50% 20463	6,764	7,046
Fannie Mae 3.50% 20463	442	461
Fannie Mae 3.50% 20473,4	38,000	39,374
Fannie Mae 4.00% 20473	269,207	284,565
Fannie Mae 4.00% 20473,4	125,000	132,065
Fannie Mae 4.00% 20473	103,533	109,439
Fannie Mae 4.00% 20473,4	66,860	70,535
Fannie Mae 4.00% 20473	17,595	18,599
Fannie Mae 4.00% 20473	16,053	17,000
Fannie Mae 4.50% 20473,4	80,000	86,056
Fannie Mae 4.50% 20473,4	18,200	19,559
Fannie Mae 3.50% 20563	70,823	73,244
Fannie Mae 4.00% 20563	118,622	126,274
Fannie Mae, Series 2014-M6, Class FA, multifamily (1-month USD-LIBOR + 0.29%) 1.514% 20173,5	71	71
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 20223	4,325	4,452
Fannie Mae, Series 2012-M3, Class 1A2, multifamily 3.044% 20223	3,500	3,647
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.343% 20233,5	3,600	3,793
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 20243,5	6,525	7,000
Fannie Mae, Series 2001-4, Class NA, 9.458% 20253,5	18	20
Fannie Mae, Series 2001-25, Class ZA, 6.50% 20313	279	305
Fannie Mae, Series 2001-20, Class E, 9.589% 20313,5	4	5
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 20363	1,012	905
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	630	551
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 1.514% 20363,5	835	831
Fannie Mae, Series 1999-T2, Class A1, 7.50% 20393,5	260	291
Freddie Mac 10.00% 20253	46	47
Freddie Mac 3.00% 20353	15,842	16,300
Freddie Mac 4.00% 20363	235	251
Freddie Mac 5.00% 20413	4,088	4,528
Freddie Mac 3.50% 20453	5,790	6,034
Freddie Mac 3.50% 20463	170,100	177,218
Freddie Mac 3.50% 20463	6,319	6,574
Freddie Mac 4.00% 20473,4	223,079	235,392
Freddie Mac 4.00% 20473,4	175,000	184,939
Freddie Mac 4.00% 20473	109,840	116,158
Freddie Mac 4.00% 20473	74,759	79,059
Freddie Mac 4.50% 20473	6,865	7,379
Freddie Mac 4.50% 20473,4	1,000	1,075
Freddie Mac Pool #1H1354 2.955% 20363,5	448	473
Freddie Mac Pool #760014 2.972% 20453,5	6,567	6,784
Freddie Mac, Series KGRP, Class A, multifamily (1-month USD-LIBOR + 0.38%) 1.604% 20203,5	2,119	2,122
Freddie Mac, Series K013, Class A1, multifamily 2.902% 20203	1,054	1,074
Freddie Mac, Series K010, Class A1, multifamily 3.32% 20203	414	420
Freddie Mac, Series 2289, Class NA, 10.239% 20203,5	8	9
Freddie Mac, Series K031, Class A1, multifamily 2.778% 20223	1,875	1,921
Freddie Mac, Series 2289, Class NB, 9.00% 20223,5	9	9
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 1.627% 20233,5	8	8
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 20233	3,185	3,245
Freddie Mac, Series K029, Class A2, multifamily 3.32% 20233	1,200	1,273

U.S. Government Securities Fund — Page 3 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Freddie Mac, Series 2626, Class NG, 3.50% 20233	$6	$6
Freddie Mac, Series 3156, Class PO, principal only, 0% 20363	1,216	1,070
Freddie Mac, Series 3146, Class PO, principal only, 0% 20363	565	492
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	482	446
Freddie Mac, Series 3156, Class PF, (1-month USD-LIBOR + 0.25%) 1.477% 20363,5	1,444	1,442
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20563	43,335	43,817
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20563	39,477	40,213
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20563	39,585	40,555
Government National Mortgage Assn. 10.00% 20193	27	28
Government National Mortgage Assn. 10.00% 20213	27	29
Government National Mortgage Assn. 6.50% 20293	440	499
Government National Mortgage Assn. 6.50% 20323	726	824
Government National Mortgage Assn. 6.50% 20373	279	319
Government National Mortgage Assn. 5.50% 20383	346	385
Government National Mortgage Assn. 5.50% 20383	57	61
Government National Mortgage Assn. 6.00% 20383	450	522
Government National Mortgage Assn. 6.50% 20383	272	304
Government National Mortgage Assn. 6.50% 20383	255	271
Government National Mortgage Assn. 6.50% 20383	188	215
Government National Mortgage Assn. 6.50% 20383	136	154
Government National Mortgage Assn. 4.00% 20393	500	530
Government National Mortgage Assn. 4.00% 20393	60	63
Government National Mortgage Assn. 5.00% 20393	1,122	1,230
Government National Mortgage Assn. 6.00% 20393	2,560	2,911
Government National Mortgage Assn. 6.50% 20393	685	777
Government National Mortgage Assn. 4.50% 20403	1,029	1,104
Government National Mortgage Assn. 5.00% 20403	153	167
Government National Mortgage Assn. 5.00% 20403	123	134
Government National Mortgage Assn. 5.50% 20403	4,064	4,550
Government National Mortgage Assn. 3.50% 20413	848	875
Government National Mortgage Assn. 4.00% 20413	335	344
Government National Mortgage Assn. 4.50% 20413	12,827	13,706
Government National Mortgage Assn. 5.00% 20413	7,044	7,569
Government National Mortgage Assn. 5.00% 20413	93	97
Government National Mortgage Assn. 5.50% 20413	433	458
Government National Mortgage Assn. 5.50% 20413	402	426
Government National Mortgage Assn. 5.50% 20413	75	80
Government National Mortgage Assn. 6.00% 20413	82	90
Government National Mortgage Assn. 6.50% 20413	1,499	1,648
Government National Mortgage Assn. 3.50% 20423	543	567
Government National Mortgage Assn. 4.00% 20423	3,285	3,434
Government National Mortgage Assn. 4.00% 20423	2,080	2,175
Government National Mortgage Assn. 3.50% 20433	4,444	4,639
Government National Mortgage Assn. 4.50% 20433	577	615
Government National Mortgage Assn. 4.50% 20443	21	22
Government National Mortgage Assn. 4.50% 20453	57,669	61,478
Government National Mortgage Assn. 4.50% 20453	11,033	11,762
Government National Mortgage Assn. 4.50% 20453	9,032	9,629
Government National Mortgage Assn. 4.50% 20453	594	633
Government National Mortgage Assn. 4.50% 20453	415	442
Government National Mortgage Assn. 4.50% 20453	125	134
Government National Mortgage Assn. 4.00% 20463	9,628	9,974
Government National Mortgage Assn. 4.00% 20473	172,247	182,469
Government National Mortgage Assn. 4.00% 20473	94,654	100,339

U.S. Government Securities Fund — Page 4 of 8

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 20473	$80,000	$84,679
Government National Mortgage Assn. 4.00% 20473	54,916	58,120
Government National Mortgage Assn. 4.00% 20473	24,953	26,431
Government National Mortgage Assn. 4.50% 20473	47,707	50,906
Government National Mortgage Assn. 4.50% 20473,4	20,000	21,286
Government National Mortgage Assn. 4.50% 20473	17,917	19,114
Government National Mortgage Assn. 4.50% 20473	12,963	13,841
Government National Mortgage Assn. 4.50% 20473,4	12,700	13,500
Government National Mortgage Assn. 6.21% 20583	14	14
Government National Mortgage Assn. 6.216% 20583	664	716
Government National Mortgage Assn., Series 2003-46, 5.00% 20333	1,249	1,329
Government National Mortgage Assn., Series 2003, 6.172% 20583	187	187
Government National Mortgage Assn., Series 2010-H13, Class JA, 5.46% 20593	471	472
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.417% 20603,5	26,006	26,945
Government National Mortgage Assn., Series 2011-H02, Class BI, interest only, 0.442% 20613,5	33,976	367
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.767% 20623,5	23,456	312
National Credit Union Administration, Series 2010-R2, Class 1A, (1-month USD-LIBOR + 0.37%) 1.601% 20173,5	304	305
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 1.629% 20203,5	714	714
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 1.681% 20203,5	477	478
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20283	11,299	11,498
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 20323	9,633	10,222
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 20333	6,371	6,527
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20353	2,564	2,634
Total mortgage-backed obligations		3,122,033
Federal agency bonds & notes 2.21%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 20263	1,506	1,539
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 20263	1,557	1,594
Fannie Mae 1.25% 2021	31,600	31,166
Fannie Mae 7.125% 2030	3,000	4,457
Federal Home Loan Bank 3.375% 2023	14,160	15,340
Federal Home Loan Bank 5.50% 2036	700	961
Private Export Funding Corp. 1.45% 2019	5,250	5,242
Private Export Funding Corp. 2.25% 2020	10,000	10,169
Private Export Funding Corp. 3.55% 2024	11,150	12,132
Small Business Administration, Series 2001-20K, 5.34% 20213	171	178
Small Business Administration, Series 2001-20J, 5.76% 20213	58	60
Small Business Administration, Series 2001-20F, 6.44% 20213	230	241
Small Business Administration, Series 2003-20B, 4.84% 20233	738	776
Tennessee Valley Authority 4.65% 2035	3,930	4,825
Tennessee Valley Authority 5.88% 2036	2,750	3,844
Tennessee Valley Authority, Series A, 3.875% 2021	8,500	9,150
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	4,336
TVA Southaven 3.846% 20333	2,497	2,570
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	31,500	31,817
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,200	8,441
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	6,000	6,217
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	2,500	2,645
United States Agency for International Development, State of Iraq, 2.149% 2022	13,330	13,476
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	5,935
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	7,000	6,912

U.S. Government Securities Fund — Page 5 of 8

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal?amount (000)	Value (000)
United States Agency for International Development, Ukraine, 1.844% 2019	$2,890	$2,914
United States Agency for International Development, Ukraine, 1.847% 2020	20,000	20,175
United States Agency for International Development, Ukraine, 1.471% 2021	11,770	11,638
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 20293	1,602	1,696
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 20323	1,757	1,883
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 20323	1,386	1,508
		223,837
Total bonds, notes & other debt instruments (cost: $9,543,766,000)		9,635,393
Short-term securities 12.73%
Executive Jet Inc. 1.05% due 9/1/20176	24,000	23,999
Federal Farm Credit Banks 1.05% due 12/15/2017	11,000	10,966
Federal Home Loan Bank 1.03%–1.12% due 10/2/2017–2/28/2018	263,300	262,611
Freddie Mac 0.99%–1.02% due 10/25/2017–11/28/2017	700,000	698,545
General Electric Co. 1.08% due 9/1/2017	75,100	75,098
U.S. Treasury Bills 0.97%–1.08% due 11/2/2017–1/4/2018	220,000	219,420
Total short-term securities (cost: $1,290,577,000)		1,290,639
Total investment securities 107.77% (cost: $10,834,343,000)		10,926,032
Other assets less liabilities (7.77)%		(788,008)
Net assets 100.00%		$10,138,024

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount7 (000)	Value at 8/31/20178 (000)	Unrealized appreciation (depreciation) at 8/31/2017 (000)
30 Day Federal Funds Futures	Long	3,803	October 2017	$1,584,583	$1,566,407	$708
10 Year U.S. Treasury Note Futures	Long	7,838	December 2017	783,800	995,304	350
20 Year U.S. Treasury Bond Futures	Long	635	December 2017	63,500	99,119	566
10 Year Ultra U.S. Treasury Note Futures	Short	338	December 2017	(33,800)	(46,148)	6
30 Year Ultra U.S. Treasury Bond Futures	Short	375	December 2017	(37,500)	(63,398)	(260)
5 Year U.S. Treasury Note Futures	Long	39,752	January 2018	3,975,200	4,710,612	7,290
2 Year U.S. Treasury Note Futures	Short	546	January 2018	(109,200)	(118,107)	(35)
90 Day Euro Dollar Futures	Short	3,100	December 2018	(775,000)	(762,445)	(2,989)
						$5,636

U.S. Government Securities Fund — Page 6 of 8

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.17865%	11/1/2017	$8,666,500	$(260)	$—	$(260)
U.S. EFFR	1.1745%	11/1/2017	17,333,500	(347)	—	(347)
U.S. EFFR	1.2165%	11/1/2017	13,200,000	(924)	—	(924)
U.S. EFFR	1.26%	1/31/2018	4,470,000	(223)	—	(223)
U.S. EFFR	1.2715%	1/31/2018	4,230,000	(254)	—	(254)
U.S. EFFR	1.269%	1/31/2018	5,640,000	(338)	—	(338)
U.S. EFFR	1.2465%	1/31/2018	12,280,000	(368)	—	(368)
1.654%	3-month USD-LIBOR	3/20/2019	853,000	2,141	—	2,141
1.329%	U.S. EFFR	3/27/2019	58,000	37	—	37
1.34875%	U.S. EFFR	4/5/2019	362,500	341	—	341
1.32625%	U.S. EFFR	4/5/2019	207,900	120	—	120
1.337%	U.S. EFFR	6/8/2019	380,000	236	—	236
1.367%	U.S. EFFR	6/12/2019	190,000	218	—	218
1.37%	U.S. EFFR	6/14/2019	190,000	228	—	228
1.362%	U.S. EFFR	6/21/2019	190,000	198	—	198
1.351%	U.S. EFFR	6/28/2019	190,000	158	—	158
3-month USD-LIBOR	1.5445%	6/28/2019	190,000	(89)	—	(89)
3-month USD-LIBOR	1.59851%	8/7/2019	205,000	(271)	—	(271)
3-month USD-LIBOR	1.597%	8/7/2019	275,000	(355)	—	(355)
3-month USD-LIBOR	1.217%	9/22/2021	250,000	4,703	—	4,703
3-month USD-LIBOR	1.225%	9/22/2021	250,000	4,625	—	4,625
3-month USD-LIBOR	1.196%	9/27/2021	90,000	1,777	—	1,777
3-month USD-LIBOR	1.9665%	2/2/2022	146,000	(1,518)	—	(1,518)
3-month USD-LIBOR	2.01215%	2/2/2022	350,000	(4,322)	—	(4,322)
3-month USD-LIBOR	1.977%	2/7/2022	178,000	(1,929)	—	(1,929)
3-month USD-LIBOR	2.2175%	3/17/2022	316,000	(6,784)	—	(6,784)
3-month USD-LIBOR	1.869%	4/19/2022	215,000	(1,284)	—	(1,284)
3-month USD-LIBOR	1.948%	7/28/2022	360,000	(3,280)	—	(3,280)
2.80%	3-month USD-LIBOR	9/2/2022	560,000	8,495	—	8,495
2.75%	3-month USD-LIBOR	9/2/2022	560,000	7,969	—	7,969
3-month USD-LIBOR	1.495%	11/10/2023	115,000	2,404	—	2,404
3-month USD-LIBOR	2.74125%	11/22/2023	79,000	(4,168)	—	(4,168)
3-month USD-LIBOR	2.7343%	11/22/2023	100,000	(5,234)	—	(5,234)
3-month USD-LIBOR	2.0955%	2/10/2024	43,300	(606)	—	(606)
3-month USD-LIBOR	2.0815%	2/10/2024	86,700	(1,139)	—	(1,139)
3-month USD-LIBOR	2.3875%	3/17/2024	290,300	(9,307)	—	(9,307)
3-month USD-LIBOR	2.683%	8/4/2024	63,000	(3,243)	—	(3,243)
3-month USD-LIBOR	2.469%	6/9/2025	23,000	(871)	—	(871)
3-month USD-LIBOR	1.7545%	2/5/2026	45,000	833	—	833
3-month USD-LIBOR	2.27%	12/5/2026	146,000	(2,978)	—	(2,978)
3-month USD-LIBOR	2.24%	12/5/2026	179,000	(3,190)	—	(3,190)
2.579%	3-month USD-LIBOR	3/14/2027	159,000	7,486	—	7,486
2.333%	3-month USD-LIBOR	3/29/2027	130,000	3,291	—	3,291
3-month USD-LIBOR	2.97125%	9/2/2030	124,000	(6,341)	—	(6,341)
3-month USD-LIBOR	3.005%	9/2/2030	124,000	(6,706)	—	(6,706)
3-month USD-LIBOR	3.34%	6/27/2044	80,000	(16,176)	—	(16,176)
3-month USD-LIBOR	3.206%	7/31/2044	27,000	(4,722)	—	(4,722)
3-month USD-LIBOR	3.238%	8/8/2044	28,000	(5,077)	—	(5,077)
3-month USD-LIBOR	2.7045%	1/2/2045	38,500	(2,697)	—	(2,697)
3-month USD-LIBOR	2.525%	10/20/2045	32,000	(1,033)	—	(1,033)

U.S. Government Securities Fund — Page 7 of 8

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
3-month USD-LIBOR	2.516%	10/20/2045	$48,000	$(1,456)	$—	$(1,456)
3-month USD-LIBOR	2.5315%	10/26/2045	20,000	(674)	—	(674)
3-month USD-LIBOR	2.58245%	11/5/2045	13,000	(581)	—	(581)
3-month USD-LIBOR	2.57067%	11/9/2045	55,000	(2,317)	—	(2,317)
3-month USD-LIBOR	2.6485%	11/16/2045	54,375	(3,209)	—	(3,209)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(586)	—	(586)
3-month USD-LIBOR	2.59125%	12/16/2045	22,500	(1,051)	—	(1,051)
3-month USD-LIBOR	2.4095%	1/14/2046	25,000	(179)	—	(179)
3-month USD-LIBOR	1.991%	6/13/2046	30,000	2,547	—	2,547
3-month USD-LIBOR	1.768%	8/17/2046	57,000	7,675	—	7,675
3-month USD-LIBOR	2.3985%	6/9/2047	66,500	(293)	—	(293)
2.634%	3-month USD-LIBOR	7/11/2047	59,000	3,395	—	3,395
3-month USD-LIBOR	2.5015%	8/17/2047	15,300	(423)	—	(423)
3-month USD-LIBOR	2.5095%	8/17/2047	14,700	(433)	—	(433)
					$—	$(48,359)

1	A portion of this security was pledged as collateral. The total value of pledged collateral was $198,887,000, which represented 1.96% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Purchased on a TBA basis.
5	Coupon rate may change periodically.
6	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,999,000, which represented .24% of the net assets of the fund.
7	Notional amount is calculated based on the number of contracts and notional contract size.
8	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-022-1017O-S60704	U.S. Government Securities Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The American Funds Income Series - U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of August 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 17, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ Fergus N. MacDonald
Fergus N. MacDonald, President and Principal Executive Officer

Date: October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Fergus N. MacDonald
Fergus N. MacDonald, President and Principal Executive Officer

Date: October 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2017